                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT

                          MIDDLE DISTRICT OF TENNESSEE

In re:

      SERVICE MERCHANDISE COMPANY, INC.
      ---------------------------------
                                          Case No.: 399-02649 THROUGH 399-02680
                                                    ---------------------------

                                          Judge:        PAINE
                                                    ---------------------------

                                          Chapter 11


Debtor(s)

             MONTHLY OPERATING REPORT FOR PERIOD ENDING July 4, 1999
                                                        ------------

                  COMES NOW, SERVICE MERCHANDISE COMPANY, INC.
                             ---------------------------------

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing May 31, 1999 and ending July 4, 1999 as shown by the report
                  ------------            ------------
and exhibits consisting of 16 pages and containing the following as indicated:
                           --------

                      X   Monthly Reporting Questionnaire (Attachment 1)
                     ----

                      X Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                     ----

                     N/A  Summary of Accounts Receivable (Form OPR-3)
                     ----

                      X   Schedule of Postpetition Liabilities (Form OPR-4)
                     ----

                      X   Statement of Income (Loss) (Form OPR-5)
                     ----

         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date: 7-26-99       DEBTOR - IN - POSSESSION
     ---------

                    By:                /s/ Tom Garrett
                                       -----------------------------------------
                    Name and Title:    TOM GARRETT, SENIOR VICE PRESIDENT & CFO
                                       -----------------------------------------
                    Address:           7100 SERVICE MERCHANDISE DRIVE
                                       -----------------------------------------
                                       BRENTWOOD, TENNESSEE 37027
                                       -----------------------------------------
                    Telephone No:      660-3477
                                       -----------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11                                                 Attachment 1 (Page 1)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 31, 1999 THROUGH JULY 4, 1999

* 1. Payroll

                                                                                WAGES                           TAXES
 OFFICERS                          TITLE                                GROSS           NET                DUE          PAID
 --------                          -----                               ---------      ---------          --------      ---------
SAM CUSANO               CHIEF EXECUTIVE OFFICER                       62,863.66      39,682.56          4,438.05      17,901.49

STEVE MOORE              SENIOR VICE PRESIDENT, CHIEF
                         ADMINISTRATIVE OFFICER,GENERAL
                         COUNSEL & SECRETARY                           34,496.73      23,205.25          2,401.49       8,678.68

TOM GARRETT              SENIOR VICE PRESIDENT & CFO                   31,830.16      22,970.43          1,843.13       6,755.05

STEVE MCCANN             SENIOR VICE PRESIDENT, FINANCE
                         & CHIEF ACCOUNTING OFFICER                    22,596.20      13,919.80          1,368.81       5,667.28

GARY SEASE               SENIOR VICE PRESIDENT, LOGISTICS              31,470.15      18,945.24          1,929.24       7,524.31

CHARLES SEPTER           PRESIDENT & CHIEF OPERATING OFFICER           48,978.90      30,772.58          3,358.63      13,732.24

KENNETH BRAME            SENIOR VICE PRESIDENT, INFORMATION
                         SERVICES & CHIEF INFORMATION OFFICER          28,828.95      18,194.21          1,592.55       6,653.99

ROBERT J. PINDRED        VICE PRESIDENT AND TREASURER                  13,461.55       9,714.90            632.37       2,629.66

SANDRA CARY              VICE PRESIDENT, ASST. TAX : FIN                9,615.40       6,906.29            518.60       2,080.51

J0E M. ELLIOTT           AVP, PROPERTY ADMINISTRATION                  10,205.55       6,339.83            475.11       1,928.66

ERIC KOVATS              VICE PRESIDENT, REGIONAL: STORES              20,192.34      13,641.40          1,080.45       3,851.61

CHAPTER 11                                                 Attachment 1 (Page 1)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 31, 1999 THROUGH JULY 4, 1999

2.  INSURANCE

                                                                                                                            DATE
                                                                COVERAGE        POLICY        EXPIRATION     PREMIUM      COVERAGE
TYPE                            NAME OF CARRIER                  AMOUNT         NUMBER           DATE         AMOUNT      PAID THRU
-----------------------------------------------------------------------------------------------------------------------------------
Property                        Security Ins Co of Hartford    $5 Million     CCIPW12011         5/1/00      $921,750       5/1/00
                                Commonwealth                   $5 Million     US2387             5/1/00       $92,419       5/1/00
                                Westchester Fire               $15 Million    1XA394310          5/1/00       $75,000       5/1/00
                                Allianz Insurance Co           $12 Million    CLP1034720         5/1/00       $30,000       5/1/00
                                TIG Insurance Co               $13 Million    XPT38797554        5/1/00       $32,500       5/1/00
                                Westchester Fire               $30 Million    1XA394311          5/1/00       $15,000       5/1/00
                                Allianz Insurance Co           $12 Million    CLP1034720         5/1/00       $22,500       5/1/00
                                Allianz Insurance Co           $25 Million    CLP1034720         5/1/00       $10,000       5/1/00

Boiler & Machinery              Hartford Steam Boiler          $10 Million    BMTBD              5/1/00       $11,900       5/1/00

Transit                         Security Ins Co of Hartford    $1 Million     CCIMG72820         5/1/00       $10,000       5/1/00

Ocean Cargo                     Phoenix Assurance Co of NY     $10 Million    CR37211            5/1/00       $40,000       5/1/00

Special Crime                   Reliance Insurance Co          $25 Million    NFK1951937         5/1/02       $13,458       5/1/02

Crime                           National Union Fire Ins Co     $10 Million    858-0797           3/1/00       $56,505       3/1/00

Fiduciary                       National Union Fire Ins Co     $10 Million    267-81-30          3/1/00       $19,462       3/1/00

Employment Practices            Chubb Insurance Co             $10 Million    81278901A          3/1/00      $221,575       3/1/00
Liability                       Royal Insurance Co             $10 Million    PSF000010          3/1/00       $88,200       3/1/00

Directors & Officers            Continental Insurance Co       $10 Million    300714943          3/1/01      $453,500       3/1/01
                                Chubb Insurance Co             $10 Million    81278902-A         3/1/01      $266,666       3/1/01
                                Royal Insurance Co             $10 Million    PSF000009          3/1/01      $133,000       3/1/01

Umbrella                        Federal Insurance Co           $50 Million    79763295           1/1/02       $79,196       1/1/02
Excess Liability                American Guarantee & Liab      $50 Million    EUO2876107-01      1/1/02       $25,000       1/1/02

International                   Cigna Insurance Co             $1 Million     PHFTBD             1/1/00        $2,500       1/1/00

Punitive Damages                Chubb Atlantic Indemnity       $50 Million    PUNTBD1            1/1/00       $17,160       1/1/00
Punitive Damages - Excess       Zurich International Bermuda   $50 Million    PUNTBD2            1/1/00        $5,000       1/1/00

General Liability - Va. Beach   Hartford Fire Insurance Co     $2 Million     20UENTBD           1/1/00        $8,020       1/1/00

General Liability               Cigna Insurance Co             $5 Million     XSLG19307931       1/1/00       $13,225      7/31/99

Workers' Compensation           Pacific Employers Ins Co       Statutory      WLRC42316830       1/1/00       $17,797      7/31/99
WC Excess                       Cigna Insurance Co             Statutory      XWCO11865          1/1/00        $1,748      7/31/99
WC Contractual Indemnity        Illinois Union Insurance Co    Statutory      CTPG19307992       1/1/00        $4,990      7/31/99

Auto                            Pacific Employers Ins Co       $1 Million     ISAHO7569488       1/1/00        $2,742      7/31/99

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  MAY 31, 1999 THROUGH JULY 4, 1999

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE

HOME OFFICE                                                            $    14,615
RETAIL SAFE FUNDS                                                      $ 2,241,862

CORPORATE ACCOUNTS                                                     $ 1,101,606

STORE DEPOSITORY ACCOUNTS

FIRST TENNESSEE                                                        $   401,140
FIRSTAR                                                                $    27,735
SOCIETY NATIONAL BANK                                                  $ 1,222,199
BANK OF BOSTON                                                         $   482,129
BANK OF BOSTON CONNECTICUT                                             $   219,235
MERCANTILE BANK                                                        $   127,593
FIRST UNION                                                            $ 3,343,499
HARRIS TRUST                                                           $   980,716
BANK ONE LOUISIANA                                                     $ 1,711,929
ABN - AMRO BANK                                                        $   954,654
COMERICA BANK                                                          $   297,597
AM SOUTH                                                               $   820,561
BANK OF AMERICA CALIFORNIA                                             $   165,231

NORWEST BANK                                                           $   640,162
FIRST AMERICAN NATIONAL BANK                                           $   604,824
HERITAGE BANK OF NEVADA                                                $     2,077
BANK OF OKLAHOMA                                                       $   192,873
CHASE BANK OF TEXAS                                                    $   937,025
HIBERNIA                                                               $   517,843
SINGLE STORE DEPOSITORY ACCOUNTS                                       $ 4,237,370
FIRST NATIONAL BANK OF MARYLAND                                        $   114,854
FIFTH THIRD BANK                                                       $    45,029
WELLS FARGO BANK                                                       $   701,434
NATIONSBANK                                                            $ 1,313,625
NBD                                                                    $   894,346
PNC BANK                                                               $   442,740

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)     $12,261,014

OTHER DEPOSITORY ACCOUNTS

SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                         $   648,713
OTHER CASH ACCOUNTS                                                    $   192,047

TOTAL CASH & CASH EQUIVALENTS PER GENERAL LEDGER                       $37,858,274

CHAPTER 11                                                Attachment 1 (Page 2)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 31, 1999 THROUGH JULY 4, 1999

4. Payments to Professionals May 31, 1999 through July 4, 1999

Vendor #                  Vendor Name                          Check Amt.      Check Date       Check #
---------------------------------------------------------------------------------------------------------

79108     Ernst & Young LLP                                 $       3,595.00      6/2/99        30003892
71217     Bass, Berry & Sims, PLC                           $      44,587.65      6/2/99        30003890
99459     Robert L. Berger & Associates                     $      62,672.29      6/7/99        B0017712
99444     Sitrick and Company                               $     151,821.08      6/8/99        30004894
99459     Robert L. Berger & Associates                     $      58,917.06      6/17/99       B0017960
50995     Brann & Issacson, LLP                             $       2,469.52      6/21/99       30006669
86237     Brusniak Clement Harrison & McCool, PC Inc.       $         694.52      6/22/99       30006839
98818     Resources Connection LLC Corp                     $      13,050.00      6/24/99       30007184
94005     Donald A Blum                                     $       1,487.50      6/24/99       30007188
71217     Bass, Berry & Sims, PLC                           $     133,837.40      7/1/99        B0018279
99444     Sitrick and Company                               $      63,210.48      7/1/99        B0018276
99454     Harwell, Howard, Hyne, Gabbert & Manner, P.C.     $      28,609.91      7/1/99        B0018277
98378     Skadden, Arps, Slate, Meagher, & Flom             $     495,553.00      7/1/99        B0018278
79108     Ernst & Young LLP                                 $     121,246.00      7/1/99        B0018280
99391     Otterbourg, Steindler, Houston & Rosen, P.C.      $     262,827.86      7/1/99        B0018281
63078     Weil, Gotshal & Manges, LLP                       $     223,293.53      7/1/99        B0018282
99104     Jay Alix & Associates                             $     331,929.08      7/1/99        B0018285
99445     SGO Joint Venture                                 $   1,070,416.00      7/2/99        B0018300

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  MAY 31, 1999 THROUGH JULY 4, 1999

RECEIPTS AND DISBURSEMENTS
May 31, 1999 - July 4, 1999
(Dollars in Thousands)

                                     Actual       Actual      Actual      Actual      Actual        Total

                          Monday     5/31/99     6/7/99      6/14/99     6/21/99      6/28/99       5/31/99
                          Sunday      6/6/99     6/13/99     6/20/99     6/27/99       7/4/99        7/4/99
                                  -------------------------------------------------------------------------
Receipts:
   Sales Receipts                    $32,373     $37,498     $42,200     $40,312     $ 37,434      $189,817
   Miscellaneous Receipts              2,900           3          --       2,500            8         5,411
                                  -------------------------------------------------------------------------
   Total Available collections        35,273      37,501      42,200      42,812       37,442       195,228

Disbursements:
   Merchandise disbursements           7,867      13,922      14,391      26,938       21,136        84,254
   Non-merchandise disbursements      13,433      18,579      19,464      14,112       18,748        84,336
                                  -------------------------------------------------------------------------
Total Disbursements:                 $21,300     $32,501     $33,855     $41,050     $ 39,884      $168,590
                                  -------------------------------------------------------------------------
Change in cash                       $13,973     $ 5,000     $ 8,345     $ 1,762     $ (2,442)     $ 26,638
                                  -------------------------------------------------------------------------

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
MONTH OF: MAY 31, 1999 THROUGH JULY 4, 1999

SERVICE MERCHANDISE COMPANY INC.
Rolling Revised Cash Flow Forecast
(Dollars in Thousands)

                                              Actual     Forecast     Forecast     Forecast     Forecast

                                 Monday      7/12/99      7/19/99      8/16/99      9/13/99     10/11/99
                                 Sunday      7/18/99      7/25/99      8/22/99      9/19/99     10/17/99
                                        ----------------------------------------------------------------
Ending Total Revolver Balance               $ 28,815     $ 47,663     $116,316     $170,349     $259,412
                                        ----------------------------------------------------------------
Term Loan                                     99,750       99,750       99,750       99,750       99,500
Standby Letters of Credit                     43,039       30,167       30,167       29,800       29,800
Trade Letters of Credit                       64,410       65,000       55,000       53,000       40,000
                                        ----------------------------------------------------------------
Total Extensions of Credit                  $236,014     $242,580     $301,233     $352,899     $428,712
                                        ----------------------------------------------------------------

                                        ----------------------------------------------------------------
Borrowing Base (Before Interim Reserve)     $479,613     $497,532     $517,634     $538,686     $595,073
                                        ----------------------------------------------------------------
Availability (Before Interim Reserve)       $243,599     $254,952     $216,401     $185,787     $166,361

Note: The anticipated increase in revolver borrowings and decrease in availability in August and September reflects, among other things, seasonal inventory increases relating to the Fall Selling Season

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                        July 4,            May 30,
                                                                          1999              1999
                                                                       ----------        ----------
ASSETS
Current Assets:
     Cash and cash equivalents                                           $ 37,858          $ 43,513
     Accounts receivable                                           {a}     16,565            32,813
     Inventories                                                          553,711           598,834
     Prepaid expenses and other assets                             {b}     86,974            39,972
                                                                       ----------        ----------
     TOTAL CURRENT ASSETS                                                 695,108           715,132

     Net property and equipment - owned                            {b}    364,581           401,987
     Net property and equipment - leased                                   17,588            19,230
     Other assets and deferred charges                                     49,844            49,660
                                                                       ----------        ----------
     TOTAL ASSETS                                                      $1,127,121        $1,186,009
                                                                       ==========        ==========


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable                                                       $ 33,624          $ 65,303
     Accounts payable                                                      26,435            12,925
     Accrued expenses                                              {a}    125,962           135,010
     Sales & Local Sales Tax                                               15,233            13,410
     Income taxes                                                           8,237             7,625
     Current maturities long-term debt                                      1,000             1,000
                                                                       ----------        ----------
     TOTAL CURRENT LIABILITIES                                            210,491           235,273

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)



Long Term Liabilities:
     Long-term debt                                                        98,750            99,000

Liabilities Subject To Compromise:
     Restructure                                                   {c}     73,096            89,559
     Capital Lease Obligations                                             43,752            46,924
     Long Term Debt                                                       465,317           465,317
     Accounts Payable                                                     191,406           195,125
     Accrued Expense                                               {c}     87,502            70,896
                                                                       ----------        ----------
Liabilities Subject To Compromise                                         861,073           867,821

     TOTAL LIABILITIES                                                  1,170,314         1,202,095
                                                                       ----------        ----------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDER'S EQUITY
     Common Stock                                                          50,049            50,084
     Additional paid-in-capital                                             6,756             7,027
     Deferred Compensation                                                 (1,086)           (1,322)
     Accumulated other comprehensive income                                  (869)             (869)
     Retained Earnings                                                    (98,043)          (71,006)
                                                                       ----------        ----------
     Shareholders' equity                                                 (43,193)          (16,086)

     TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                        $1,127,121        $1,186,009
                                                                       ==========        ==========

{a} A credit card receivable allowance of $14,400 was reclassed between Accrued expense and Accounts Receivable

{b} Property of $31,000 was reclassed to Prepaid and other as assets available for sale

{c} Store closing costs of $13,859 was reclassed between Restructure and Accrued expense

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 31, 1999 THROUGH JULY 4, 1999

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended:  07/04/99
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 31, 1999 THROUGH JULY 4, 1999

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  07/04/99
FORM OPR-4

                                                Total              current
                                             -----------         -----------
Trade Accounts Payable (Merchandise)         $26,435,000         $26,435,000


                                                Total              current
                                             -----------         -----------

Expense & other payables                     $125,962,000        $125,962,000

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 31, 1999 THROUGH JULY 4, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                       Date       Date             Total                 0-30
                TAXES PAYABLE                        Incurred     Due               Due                 Days
                                                   -------------------------------------------------------------
Federal Income Tax                                   ** Various   Various         8,365,307            8,365,307

State Income Tax                                        Various   Various          (128,293)            (128,293)
                                                                                 -------------------------------
                                     SUBTOTAL                                     8,237,014            8,237,014
                                                                                 -------------------------------
Sales/Use Tax                                           Various   Various        15,233,066           15,233,066
                                                                                 -------------------------------
Personal Property Tax                                 * Various   Various           531,913              531,913

Real Estate Taxes                                     * Various   Various         5,461,255            5,461,255

Inventory Taxes                                       * Various   Various           927,098              927,098

Gross Receipts/Bus Licenses                           * Various   Various           103,062              103,062

Franchise Taxes                                       * Various   Various            87,443               87,443
                                                                                 -------------------------------
                                     SUBTOTAL                                     7,110,771            7,110,771
                                                                                 -------------------------------
             TOTAL TAXES PAYABLE                                                 30,580,851           30,580,851
                                                                                 ===============================

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  MAY 31, 1999 THROUGH JULY 4, 1999

SCHEDULE OF POST PETITION LIABILITIES
Month Ended:  7/04/99
FORM OPR-4

($ IN THOUSANDS)

                                                                                  TOTAL DUE
                                                     DATE                          (7/04/99
                                                   INCURRED        DATE DUE        Balance)       0 - 30 DAYS
POST PETITION SECURED DEBT
         Revolver Borrowings                        3/27/99         6/30/01         33,624          33,624
         Facility Standby Letters of Credit         3/27/99         6/30/01         28,950              --
         Facility Trade Letters of Credit           3/27/99         6/30/01         61,438              --
         Term Loans                                 3/27/99         6/30/01         99,750          99,750
                                                                                   -------
         TOTAL EXTENSIONS OF CREDIT                                                223,762

POST PETITION UNSECURED DEBT                                                            --

ACCRUED INTEREST PAYABLE                                                               592

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                                            Activity
                                                                                          May 31, 1999
                                                                                             through
                                                                                          July 4, 1999
                                                                                          ------------
Net Sales                                                                                   $ 172,082

Costs of merchandise sold and buying and occupancy expense                                    133,547
                                                                                            ---------
Gross margin after cost of merchandise sold and buying and occupancy expenses                  38,535

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                    29,264
     Net Advertising                                                                            9,215
     Banking and Other Fees                                                                     2,542
     Real Estate and Other Taxes                                                                2,177
     Supplies                                                                                   1,245
     Communication and Equipment                                                                  617
     Travel                                                                                       509
     Security and Other Services                                                                  315
     Legal and Professional                                                                       844
     Insurance                                                                                  1,459
     Credit Card Services                                                                       1,010
     Miscellaneous                                                                               (243)
                                                                                            ---------
Total Selling, General and Administrative Expenses                                             48,954

Other income, net                                                                                (236)

Restructuring charge                                                                          (19,378){a}

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

Depreciation and amortization                                                                   4,145
                                                                                            ---------
Earnings (loss) before interest, reorganization items, and income tax                           5,050

Interest expense - debt                                                                         3,640
Interest expense - capitalized leases                                                             782
                                                                                            ---------
Earnings (loss) before reorganization items, and income tax                                       628

Reorganization Items:
     Legal and professional                                                                     3,366
     Loss/(gain) on sale of assets                                                             10,290
     Close store charges                                                                       14,009  {a}
                                                                                            ---------
          Reorganization items                                                                 27,665

Earnings (loss) before income tax                                                             (27,037)
     Income tax benefit                                                                            --
                                                                                            ---------
Net earnings (loss)                                                                         $ (27,037)
                                                                                            =========


{a} Store closing costs of $13,859 was reclassed between Restructure and Close store charges